Exhibit 99.1

Tenet

Investor Meetings

December 3-6, 2002

Forward-Looking Statements

Certain statements contained in this presentation constitute forward-looking statements.  Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by such forward-looking statements.  Such factors include, among others, the following: general economic and business conditions, both nationally and regionally; industry capacity; demographic changes; changes in, or the failure to comply with, laws and governmental regulations; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement, including those resulting from a shift from traditional reimbursement to managed care plans; the outcome of known and unknown litigation and government investigations; the outcome of asserted and unasserted liability and other claims against the Company; competition, including the Company's failure to attract patients to its hospitals; the loss of any significant customers; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, health care; a shortage of raw material, a breakdown in the distribution process or other factors that may increase the Company's cost of supplies; changes in business strategy or development plans including the Company's pricing strategy; the ability to attract and retain qualified management and other personnel, including physicians, nurses and other health care professionals, including the impact on the Company's labor expenses resulting from a shortage of nurses or other health care professionals; fluctuations in the market value of the Company's common stock; the significant indebtedness of the Company; the availability of suitable acquisition opportunities, the length of time it takes to accomplish acquisitions and the impact of pending and future government investigations and litigation on the Company's ability to accomplish acquisitions; the Company's ability to integrate new businesses with its existing operations; and the availability and terms of capital to fund the expansion of the Company's business, including the acquisition of additional facilities.  Certain additional risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K and quarterly reports on Form 10-Q.  Do not rely on any forward-looking statement, as we cannot predict or control many of the factors that ultimately may affect our ability to achieve the results estimated.  We make no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Top Priorities Outlined 11/18

•	Review pricing stategies; develop new, sustainable approach

•	Determine impact of new strategy on revenues, by payor groups

•	Develop and communicate financial performance expectations

•	Conduct comprehensive review of compliance and quality programs

•	Work actively and cooperatively with various regulatory agencies

Top Priorities Outlined 11/18

•	Review pricing strategies; develop new, sustainable approach	}

•	Determine impact of new strategy on revenues, by payor groups		Done

•	Develop and communicate financial performance expectations

•	Conduct comprehensive review of compliance and quality programs

•	Work actively and cooperatively with various regulatory agencies

Today’s Agenda

•               Overview and key take-aways

•               Pricing

–              Prior strategy and impact, by payor group

–              Possible external changes

–              New internal strategy

•               Operating strategy – what remains, what changes

•               Economic forecast – modeling the future

•               Updates on regulatory and legal issues

•               Wrap-up

•               Q & A

Key Take-Aways

1)         Successful operating strategy remains

–              Grow core services like cardiology, orthopedics, neurology

–              Target 100 program to increase patient, physician and employee satisfaction

–              Build sustainable competitive advantage in labor markets through Employer of Choice initiative

–              Continue Partnership for Change to improve clinical quality and patient outcomes

Key Take-Aways

2)                                   New pricing strategy creates reimbursement structure with larger fixed component; expect continued increases

–                                         Charge-masters frozen; no roll backs

–                                         Medicare outliers to be changed through new CMS mechanism

–                                         Continue to negotiate appropriate price increases in managed care contracts

–                                         Private pay strategy addresses anomaly in US healthcare system

Key Take-Aways

3)         Conservative financial projections show company’s strength, highlight value

–                                         2003 estimate adjusted for current uncertainties

–                                         New bottom-up forecast for 2004 includes various outlier scenarios

–                                         Conservative bias to capital structure to ensure liquidity

–                                         Share repurchase is best use of excess free cash flow

Key Take-Aways

4)         Favorable, secular industry trends will continue to benefit Tenet

–                                         Aging baby boomers spurring admissions growth

–                                         Declining capacity plus increasing admissions means rising occupancy rates

–                                         Expect capacity constraints to become more common

–                                         Signals continued strong industry pricing trends

EPS Trend

EPS from operations, before adoption of SFAS 142.

EPS Trend

EPS from operations, before adoption of SFAS 142..

1999 Back to Basics Strategy

•           Growth

–              Cull hospital portfolio

–              Eliminate capitation

–              Cancel unprofitable managed care contracts

–              Raise prices

•           Cost

–              Exit physician practice business

•           Service / Quality

–              Improve quality

–              Focus on core services

•           Cash Flow

–              Improve business office processes

–              Reduce working capital

PRICING STRATEGY

Unique Aspects of Hospital Pricing

•               Wide disparity between gross charges and net revenue

•               All payors are billed gross charges; virtually none actually pay gross charges

•               Patient largely divorced from payment mechanisms; pays only minimal portion of bill

•               Different and conflicting pricing mechanisms for each payor group

PRICING STRATEGY

Charging Strategy Accelerated Geometrically Beginning 2000

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Hospital Gross Charges Vary by Facility; Mean CAGR 22. 6%

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Unit Revenue CAGR only 7.9%

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Net Patient Revenue Rose 15.1% CAGR

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Differences in Pricing Structure

	Inpatient	Outpatient
Medicare	• Fixed, per-procedure base rate	• Fixed per-procedure base rate
	• Adjustments for IME, capital and DSH	• Small outlier component
• Outlier adjustment uses charges to determine payment

Managed Care	• Negotiated base rate	• Often % of charges, sometimes fixed rates
• High-cost items at cost plus
• High-cost admissions at % of charges, some with caps

Self Pay	• Billed at charges	• Billed at charges
	• High bad debt	• High bad debt

Medicaid	• Per diem rates set by state	• Rates set by state
• Share DSH pool based on days

PRICING STRATEGY

Price History – All Payors

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Price History – All Payors

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

PRICING STRATEGY

Business Mix Shift Embedded in Pricing Data

Acute hospitals only; same facility since FY99.

MEDICARE

Price/Acuity Driving Growth

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

MEDICARE

Outliers Became Larger Driver

*                 Includes medical education payments and exempt units
Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

MEDICARE

Hospitals on SWA Drove Outliers

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

MEDICARE

SWA Rule Causes Steep Increase in Payments

MEDICARE

Non-acquisition SWA Hospitals Will Increase from 2000 to 2003E

Excludes acquired hospitals

MEDICARE

Non-acquisition SWA Hospitals Will Increase from 2000 to 2003E

Excludes acquired hospitals

MEDICARE

Medicare Strategy

•                                          Expect government change in outlier rates

•                                          Expect public discussion to continue, given dependence many hospitals have on the current mechanisms

MANAGED CARE

Managed Care Contracting: Overview

•               Pricing weak 1996 to 1999, but strong in recent years

•               Contracting focus on total economic value

–              Base rates

–              Pass throughs

–              Stop loss

–              Payment terms, etc.

•               Contract structures are constantly evolving and subject to trends

•               Wide variation within regions and payors

MANAGED CARE

HMO Premium Increases Projected to Exceed HMO Cost Estimates

Source: Salomon Smith Barney Research estimates based on data from CMS, Milliman USA, AAHP, KPMG.

MANAGED CARE

Price/Acuity Impact: From 0 to >50%

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

MANAGED CARE

Components of Managed Care Contracts

Payment Mechanisms

Per Diems	Case Rates	% of Charges	Stop Loss	Pass Throughs
• Fixed daily rate depending on level of service.	• Fixed rate for certain services that cover multiple days.	• Rate set at % of gross charges.	• When charges cross a specific threshold, reimbursement is a % of total charges (either first or second dollar)	• Specific items reimbursed at cost plus % mark-up.

Example:	Example:	Example:	Example:	Example:
ICU $1,900 per day	C-Section 3-Day Stay $3,000	Bill of $10,000 Reimburse at 60% $6,000	Threshold of $100,000 First Dollar Stop Loss Rate of 60% Reimbursement $60,000	Implantable defibrillator cost $25,000 Markup of 10% Reimbursement $27,500

MANAGED CARE

How Stop Loss Payments Work

	First Dollar Stop Loss	Second Dollar Stop Loss
	• When threshold is met, reimbursement on a % of charges basis is applied from first dollar charged.	• When threshold is met, charges up to threshold are reimbursed at per diem rate. Additional charges reimbursed at % of charges.
Gross Charges per Day	$5,000	$5,000

Per Diem Rate (negotiated)	$1,500	$1,500

LOS - actual	13	13

Total Charges	$65,000	$65,000

Stop Loss Threshold (negotiated)	$40,000	$40,000

Day Threshold Met		8

Charges for Stop Loss Calc	$65,000	$25,000	(Charges – Threshold)

% Reimbursed (negotiated)	50%	50%

Stop Loss Paid	$32,500	$12,500

Per Diem Paid	0	12,000	($1,500 per diem x 8 days)

Total Paid	$32,500	$24,500

vs. Per Diem Rate Only — no Stop Loss	$19,500	$19,500

MANAGED CARE

Why Stop Loss is Not at Risk

•                                            Contracts are based on total economic value

•                                            Stop loss component varies by contract and region

•                                            Not a new concept

MANAGED CARE

Managed Care Revenue Components

Managed Care Net Inpatient Revenue FY02	Average Length of Stay FY02
($Billions)

	•	Stop Loss Cases	11.9 .

	•	Non Stop Loss Cases	3.7 .

	•	Total Managed Care Cases	4.2 .

Acute hospitals only; excludes divested hospitals; includes new and acquired hospitals from date of operation.

MANAGED CARE

Contracts with Low Base Rates Generally Have Stop Loss

	Payor X	Payor Y
Reimbursement Method	Multiplier of DRG payment	Per diems and case rates
Contracted Reimbursement Rate Increase	10% in year 2	3% - 4%
Stop Loss Provision	None	When charges reach $150,000, payment is 40% of total charges
Stop Loss Rate Neutralization	N/A	40% stop loss rate decreases proportionally with price increases
Cap on Stop Loss	N/A	$3,000 per day
Pass Throughs	Cost + 5%

MANAGED CARE

Managed Care Strategy

•                                            No rollback of charges

•                                            Increase proportion of fixed payments

•                                            Continue to seek rate increases

•                                            Seek administrative simplification

SELF-PAY

Self-Pay Overview

•                                            US healthcare system anomaly: gross charges – the highest “rate” – billed to those least likely to pay

•                                            20% of patients account for 80% of total collections

•                                            30% of patients account for 98% of total collections

•                                            High administrative cost incurred on remaining 70% of patients who pay nearly nothing

•                                            Ill will generated among those 70% during collections process

SELF-PAY

Self-Pay Proposed Strategy

•                                            Propose new policy to offer self-pay patients contracts with hospital-specific rates

•                                            Establish rates by local markets, aligned with local managed care rates

•                                            Implementation will require OIG approval and is subject to state law

•                                            Tenet committed to lobbying for necessary changes

•                                            Also requires process and system changes

Process and System Changes: Pricing

•                                            Process

–                                         Centralize control over hospital charge-masters

–                                         Establish centralized managed care function

–                                         Simplify/streamline claims administration

–                                         Create greater visibility on various revenue components

•                                            System

–                                         Accelerate roll out of all-payor contract tracking and adjudication system

–                                         Ability to track claims payments by source

–                                         Continue review of information system opportunities

OPERATING STRATEGY

OPERATING STRATEGY

•                                            Continued focus on core services, baby boomer

•                                            Continue emphasis on service excellence

•                                            Continue emphasis on cash flow and collections

•                                            Continue focus on employee satisfaction, turnover reduction

•                                            Increase emphasis on quality and compliance

•                                            Increase productivity through streamlined processes

•                                            Reduce costs

OPERATING STRATEGY

Capital Spending to Return to More Normal Level

OPERATING STRATEGY

Stronger Volume Growth in Recent Years

OPERATING STRATEGY

Fastest Growth Consistently Among Baby Boomers

OPERATING STRATEGY

Baby Boomers will Need Increasingly More Healthcare

Source: National Hospital Discharge Survey, Center for Disease Control and Prevention, 1999

FORECAST

Forecast Overview

•                                            FY2003 Forecast

•                                            FY2004 Forecast

–                                         Revenue Build-up

–                                         Cost Assumptions

–                                         Cash Flow

•                                            Leverage Guidance

•                                            Share Repurchases

FORECAST

Fiscal 2003 Forecast

*    As adjusted for FAS 142

FORECAST

Fiscal 2004 Forecast

•               Bottoms-up process

•               Conservative assumptions

–              Assumes no gross charge increases

•               Range of outlier and pricing scenarios

•               Operations focus - certain items excluded

–              Assumes no litigation or audit settlements

–              Assumes no capital structure / share repurchase activity

–              Assumes no legislative & reimbursement changes other than outlier

Main Goal: Determine New Baseline

FORECAST

Revenue Build-up Methodology

Inpatient	Patient Days X Revenue/Day
+
Outpatient	Visits X Revenue/Visit
+
Other	Historical Projection
+
Outliers	Scenario Driven
Total Revenue

FORECAST

Historic Volume Growth Trends

Same-Facility % Change

FORECAST

Patient Days Forecast

FORECAST

Outpatient Forecast

FORECAST

FY04 Key Growth Assumptions

•                                            Patient days and outpatient visits growth of 3%

•                                            Blended pricing growth of 4% - 6%

–                                         Managed care pricing growth of 4% - 7%

–                                         Medicare pricing growth of approximately 3%

•                                            Outpatient pricing growth of approximately 3%

•                                            Net revenue growth (excluding all outliers) of approx. 5% - 7%

•                                            Three outlier scenarios

–                                         $100 million, 2.5% of total Medicare

–                                         $150 million, 3.8% of total Medicare

–                                         $200 million, 5.0% of total Medicare

FORECAST

Net Revenue Build-up FY2004
Base case

Inpatient	Patient Days	5.8M
+	Revenue/Day	$1,687
	Inpatient Net Revenue	$9.8B

Outpatient	Visits	10.0M
+	Revenue/Visit	$474
	Outpatient Net Revenue	$4.7B

Other	Based on detailed forecast	$0.7B

Total Net Revenue (Excluding All Outliers)		$15.2B
Outlier Revenue Assumption		$150M
Total Net Revenue (Including Outliers)		$15.4B

FORECAST

EBITDA Margin Skew From Outlier Impact

FORECAST

Salaries, Wages & Benefits
As a % of Net Operating Revenue

FORECAST

Supplies
As a % of Net Operating Revenue

FORECAST

Other Operating Expense
As a % of Net Operating Revenue

FORECAST

Bad Debt

FORECAST

Forecast FY04 EBITDA Margins
Revenue and EBITDA Adjusted for Outliers by Case

Outlier Assumptions:

	Downside	Base	Upside
Total Outliers	$100M	$150M	$200M
% Total Medicare	2.5%	3.8%	5.0%
% Outlier+DRG	4.7%	6.8%	8.9%

FORECAST

Other Assumptions For FY04 Forecast

Depreciation and amortization	$570 Million
Interest	$250 Million
Minority interest expense	($40 Million	)
Investment earnings	$20 Million
Effective tax rate	39%
Shares Outstanding	475 Million
Accounts receivable growth	3 days
Capital Expenditures	$700 Million

FORECAST

Fiscal 2004 Forecast
Base Case Assumes Total Outliers of $150M

Revenue	$15.4 B	+	2%
EBITDA	$2.4 B	+	10%
EBIT	$1.8 B	+	10%
Pre-tax	$1.6 B	+	10%
Net Income	$950 M	+	10%
EPS from Operations	$2.00	+	10%

FORECAST

Operating Cash Flow Baseline
LTM 8/31/02

FORECAST

Fiscal 2004 Cash Flow Forecast

FORECAST

Base Case Cash Earnings
FY2004 Forecast

FORECAST

Debt Maturities

*                                         Approximate balance at November 29, 2002

FORECAST

Leverage Policy

FORECAST

Leverage Policy

Target 2.0x Pro Forma for Possible Outlier Change

FORECAST

Share Repurchase Strategy

Summary

•                                            Fundamental strength remains

•                                            Successful operating strategies remain

•                                            New pricing strategy creates contract structure with larger fixed component; expect continued increases

•                                            Solid balance sheet and excellent liquidity

•                                            Conservative capital structure strategy

•                                            Share repurchase is best use of excess free cash flow

Tenet